Summary Prospectus Supplement

October 2, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated October 2, 2020 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2020

Short Duration Income Portfolio (the "Portfolio")

At a meeting held on September 30-October 1, 2020, the Board of Trustees of Morgan Stanley Institutional Fund Trust approved reopening Class C shares of the Portfolio. Accordingly, the following changes to the Summary Prospectus will become effective immediately.

The second paragraph of the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A shares of the Ultra-Short Income Portfolio and Ultra-Short Municipal Income Portfolio already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 57 of the Prospectus in the section entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" and in Appendix A attached to the Prospectus.

The first and second paragraphs of the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Please retain this supplement for future reference.

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